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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                               SEPTEMBER 19, 2000
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                              GOLDEN TELECOM, INC.
             (Exact name of registrant as specified in its charter)

             DELAWARE                                    0-27423
     (State of incorporation)                   (Commission File Number)

                 REPRESENTATION OFFICE GOLDEN TELESERVICES, INC.
                               12 TRUBNAYA ULITSA
                              MOSCOW, RUSSIA 103045
                     (Address of principal executive office)

                              (011-7-501) 797-9300
              (Registrant's telephone number, including area code)


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Item 5.

     On October 2, 2000, Golden Telecom, Inc. (the "Company" "GTI") announced that Robert J. Amman has been named as a Director and Chairman of the Board of the Company, effective September 19, 2000. Mr. Amman was also appointed Chairman and Chief Executive Officer of Global TeleSystems, Inc. ("GTS") on September 19, 2000. GTS holds approximately 63 percent of the Company's outstanding shares. The Company's press release announcing such matter is attached hereto as Exhibit 99.1.

     On October 2, 2000, the Company also announced that it has agreed to acquire 18 percent of MCT Corp. ("MCT") in exchange for the Company's 100 percent ownership of Vostok Mobile B.V., a Netherlands registered private limited holding company that owns the Company's Russian cellular operations. Initially, the Company will acquire 24 percent of MCT which the Company expects to be diluted to 18 percent as a result of MCT's currently contemplated equity offering. As part of the transaction the Company also acquired $9 million of MCT debt convertible into equity securities for cash. The Company's press release announcing such matter is attached hereto as Exhibit 99.2.

     On September 19, 2000, GTS stated on Securities and Exchange Commission Form 8-K, that it will require $250 million of additional financing in order to be fully-funded through 2001. GTS stated that it expects that the required $250 million in additional financing could be raised through debt or equity financing (which may be convertible into GTS's common stock) or through the proceeds of the sale of its shares of common stock in GTI or through the proceeds of the sale of its 50 percent interest in Flag Atlantic Limited or some combination of both. GTS's Form 8-K stating such matter is attached hereto as Exhibit 99.3.

     This report includes forward-looking statements, which involve risk and uncertainty. We have based these statements on the Company's current expectations about future events. These forward-looking statements are subject to risks, uncertainties and assumptions, including, among other thing, our ability to consummate the planned transaction, the ability of MCT Corp. to further develop its cellular networks, build a management team and implement its business and acquisition strategy, the receipt of any requisite political and regulatory approvals, GTS's need for additional financing, the implementation of GTS's business strategy, and the conditions of the market. These forward-looking statements may differ materially from actual events because they involve estimates, assumptions, and uncertainties.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

 DESIGNATION               DESCRIPTION

     99.1 Press release announcing the appointment of Robert J. Amman to the positions of Director and Chairman of the Board.

     99.2 Press release announcing the agreement to acquire 18 percent of MCT Corp. in exchange for the Company's Russian mobile properties.

     99.3 Securities and Exchange Commission Form 8-K dated September 19, 2000 filed by GTS.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  GOLDEN TELECOM, INC.
                                  (Registrant)

                                  By: /s/ DAVID J. WISHER
                                     ------------------------------------------
                                  Name:   David J. Wisher
                                  Title:  Chief Financial Officer and Treasurer
                                          (Principal  Financial and  Accounting
                                          Officer)


Date: October 10, 2000

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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER         DESCRIPTION
-------        -----------
 99.1          Press release announcing the appointment of Robert J. Amman to the positions of Director and Chairman of the Board.

 99.2 Press release announcing the agreement to acquire 18 percent of MCT Corp. in exchange for the Company's Russian mobile properties.

 99.3          Securities and Exchange Commission Form 8-K dated September 19,
               2000 filed by GTS.